UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): June 6, 2019

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which registered
Common Stock, no par value	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:

On June 12, 2019, Rockwell Medical, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the voting results from the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The Original Form 8-K also reported that the Annual Meeting was adjourned until June 25, 2019 with respect the voting on Proposal 3(a). The purpose of this amendment to the Original Form 8-K is to amend and supplement the Original Form 8-K to report the final meeting results from the reconvened meeting on June 25, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2019, Rockwell Medical, Inc., a Michigan corporation (the “Company”), held its 2019 Annual Meeting of Shareholders, which meeting was adjourned and reconvened on June 25, 2019 (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s shareholders voted on the following proposals, with a representative from Broadridge Financial Solutions serving as Inspector of Elections for the Annual Meeting:

Proposal 1: To elect directors:

	For	Withheld	Broker Non-Votes
Stuart Paul (Class I Director, Term Expiring 2022)	30,588,108	4,541,809	19,144,904
Dr. Robin L. Smith (Class III Director, Term Expiring 2021)	29,601,699	5,528,218	19,144,904
Benjamin Wolin (Class III Director, Term Expiring 2021)	27,926,577	7,203,340	19,144,904

Proposal 2: To approve a proposal to amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock by 50 million shares to 170 million shares. In accordance with the voting results listed below, the amendment to the Company’s Restated Articles of Incorporation to set the number of authorized shares of the Company’s common stock at 170 million shares has been approved.

For	Against	Abstain	Broker Non-Votes
38,580,511	15,035,733	658,577	0

Proposal 3(a): To approve a proposal to reincorporate the Company from the State of Michigan to the State of Delaware, opting out of Delaware’s controlled-share statute, referred to as “Section 203”.  In accordance with the voting results listed below, Proposal 3(a) has been approved.

For	Against	Abstain	Broker Non-Votes*
29,242,191	7,205,166	1,510,675	N/A

*                 With respect to Proposal 3(a), which was voted upon at the reconvened Annual Meeting, there were no broker votes or broker non-votes present at the reconvened meeting.

Proposal 3(b): This proposal was withdrawn at the time of adjournment of the Annual Meeting in favor of Proposal 3(a). Accordingly, no votes were cast on this proposal at the Annual Meeting.

Proposal 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
20,953,188	13,312,894	863,835	19,144,904

Proposal 5: To ratify Marcum LLP as the Company’s independent registered public accounting firm for 2019.

For	Against	Abstain	Broker Non-Votes
48,254,959	1,286,735	4,733,127	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 27, 2019	By:	/s/ Angus Smith
Angus Smith
Chief Financial Officer

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